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                                                                    EXHIBIT 23.4

                        CONSENT OF KPMG PEAT MARWICK LLP


We consent to the incorporation by reference in the Registration Statement on Form S-8 of Suiza Foods Corporation of our report on the consolidated financial statements of Continental Can Company, Inc., dated March 5, 1998 appearing in the Annual Report on Form 10-K of Continental Can, Inc. for the year ended December 31, 1997.


                                                  /s/ KPMG Peat Marwick LLP

                                                  KPMG PEAT MARWICK LLP


Melville, New York
December 2, 1998